SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2004 (July 28, 2004)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 5. Other Events and Required FD Disclosure.

     On July 28, 2004, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release contains the Company’s response to the Notice of Proposed Rule Making by the Centers for Medical & Medicaid Services relating to revisions to the physician fee schedule to be published in the Federal Register August 5, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Press Release dated July 28, 2004, containing American HomePatient’s response to the Notice of Proposed Rule Making by the Centers for Medical & Medicaid Services relating to revisions to the physician fee schedule to be published in the Federal Register August 5, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Robert L. Fringer
Name:	Robert L. Fringer
Title:	Vice President and Assistant Secretary

Date: July 29, 2004

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated July 28, 2004, containing the Company’s response to the Notice of Proposed Rule Making by the Centers for Medical & Medicaid Services relating to revisions to the physician fee schedule to be published in the Federal Register August 5, 2004.